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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 22, 2003
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                     Citigroup Global Markets Holdings Inc.
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             (Exact name of registrant as specified in its charter)


New York                           1-15286                      11-2418067
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(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

         388 Greenwich Street, New York, New York          10013
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         (Address of principal executive offices)       (Zip Code)

                                 (212) 816-6000
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              (Registrant's telephone number, including area code)
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                     CITIGROUP GLOBAL MARKETS HOLDINGS INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          Exhibits:

          Exhibit No.   Description

            1.01 Global Selling Agency Agreement, dated September 22, 2003, among the Company, Citigroup Global Markets Inc., A.G. Edwards & Sons, Inc., Edward D. Jones & Co., L.P., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, UBS Financial Services Inc. and Wachovia Capital Markets, LLC, relating to the offer and sale of the Company's Retail Medium-Term Notes, Series C, Due Nine Months or More from the Date of Issue.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 22, 2003                  CITIGROUP GLOBAL MARKETS
                                              HOLDINGS INC.



                                            By: /s/ Douglas C. Turnbull
                                                --------------------------------
                                                Douglas C. Turnbull
                                                Assistant Secretary